CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350

          In connection with the Annual Report of BounceBackTechnologies.com, Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Pilger, Chief Executive Officer, President and Chairman, and Chief Financial Officer and Chief Accounting Officer of the Company certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss.1350, that:

          (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 except that the 2002 Financial Statements for the year ended September 30, 2002 have not been audited and the Financial Statement for the three month period ended December 31, 2002 has not been reviewed as required; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
                                  /s/ John J. Pilger
                                  _____________________________________
                                  John J. Pilger
                                  Chief Executive Officer, President and
                                  Chairman and Chief Financial Officer and Chief Accounting Officer
                                  February 19, 2003